Exhibit 99.1

New York Financial Community Meetings April 27, 2010

Regarding Forward-Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also be identified by the use of forward-looking terminology such as "may," "intend," "expect," or "continue" or comparable terminology and are made based upon management's current expectations and beliefs as of this date concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, customer usage, financial condition, results of operations, cash flows, capital requirements, market risk and other matters for fiscal 2010 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, such things as weather, economic conditions and demographic changes in the New Jersey Natural Gas (NJNG) service territory, NJR's dependence on operating subsidiaries, rate of NJNG customer growth, volatility of natural gas and other commodity prices and their impact on customer usage, NJR Energy Services' (NJRES) operations and the Company's risk management efforts, changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company, continued volatility or seizure of the credit markets that would result in the decreased availability and access to credit at the Company and its subsidiaries, the ability to comply with debt covenants, increased interest costs resulting from failures in the market for auction rate securities, commercial and wholesale credit risks, including the creditworthiness of customers and counterparties, changes in the costs of providing pension and post- employment benefits to current and former employees, the ability to maintain effective internal controls, accounting effects and other risks associated with hedging activities and use of derivatives contracts, the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy markets, risks associated with the management of the Company's joint venture and partnerships, operating risks incidental to handling, storing, transporting and providing customers with natural gas, the level and rate at which costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, the impact of governmental regulation (including the regulation of rates), access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, the ultimate outcome of pending regulatory proceedings, the availability of an adequate number of appropriate counterparties and sufficient liquidity in the wholesale energy trading market, the disallowance of recovery of environmental-related expenditures, environmental-related and other litigation and other uncertainties. While the Company periodically reassesses material trends and uncertainties affecting the Company's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the Securities and Exchange Commission, the Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial Measures This presentation includes the non-GAAP measures net financial earnings (losses) and utility gross margin. As an indicator of the company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures such as cash flow, net income, operating income or earnings per share. Net financial earnings (losses) exclude unrealized gains or losses on derivative instruments related to the company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company's operations that move in relation to each other. Management uses net financial earnings and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the company's performance. Management believes these non-GAAP measures are more reflective of the company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see Item 7 of our Annual Report on Form 10-K for the fiscal year ended September 30, 2009.

Current Business Landscape Falling Natural Gas Costs Abundant supplies; more liquefied natural gas (LNG) Lower prices benefit customers Economy Stabilizing Inflation not a current risk Short-term interest rates remain relatively low Housing Market Improving Housing inventories declining; may spur new construction Conversion markets resilient New Governor Pro-business New Board of Public Utilities (BPU) President Balance between business incentives/rebates and state fiscal concerns Environmental Rebates and incentives are essential for clean energy programs New Jersey's Solar Renewable Energy Certificate (SREC) program key for successful solar projects in the state

Consistent Performance New Jersey Resources is a company with ... 18 consecutive years of improved financial performance; an industry record A five-year average annual return of 8.1 percent An three-year average dividend growth rate exceeds 10 percent A strong financial profile (S+P: A, Moody's: Aa3) A realistic business model to support continued growth

NJR's Business Model Steady customer growth Constructive regulatory environment Rate base growth opportunities BGSS incentive Programs SAVEGREEN Programs Natural Gas Distribution Clean Energy and Retail Services Residential Solar Programs Commercial solar projects and ground mount solar farms Residential and commercial service contracts, installations and repair services Wholesale Energy Services Physical natural gas marketer Producer services Manage storage and transportation assets Synergistic midstream investment opportunities Disciplined Capital Allocation Strong Financial Profile Consistent Earnings & Dividend Growth Focused Business Model Leveraging Relationships

2005 2006 2007 2008 2009 2010E 2008 2009 1.85 1.88 2.11 2.24 2.4 2.5 0.77 0.66 Consistent Financial Performance * Based on midpoint of NFE guidance September 30 NJR estimates net financial earnings of $2.45 to $2.55 per basic share in fiscal 2010 CAGR: 6.2% December 31

Comparative Forecasted Earnings Growth Rates Peer average growth rate based on reported company earnings for fiscal years 2004, 2008 and consensus expectations for 2009

2010 Earnings Guidance How? NJNG Accelerated Infrastructure Program BGSS incentive programs Customer growth - strong conversion markets Lower interest rates/Bad debt expense Midstream Assets Steckman Ridge and Iroquois NJRES Results affected by lower volatility NJR estimates net financial earnings of $2.45 to $2.55 per basic share in fiscal 2010 NJNG and Midstream will contribute between 65 and 80 percent of fiscal 2010 NFE

2005 2006 2007 2008 2009 2010 0.907 0.96 1.013 1.12 1.24 1.36 Average three-year growth rate exceeds 10 percent Dividend Growth * Effective January 4, 2010

Comparative Dividend Growth Rates NJR Peer Average 1 Year 0.077 0.035 NJR Peer Average 1 Year 0.097 0.032 Growth rate based on indicated rates for period ended September 30, 2009

Payout Ratio 2003 2004 2005 2006 2007 2008 2009 East 0.51 0.5 0.49 0.51 0.48 0.5 0.52 Relatively low payout ratio provides continued dividend growth opportunities Based on Net Financial Earnings

NJR Peer Average 1 Year 0.5 0.6 Peer average payout ratios based on indicated dividend rates and consensus earnings estimates for 2010 and actual dividend paid and reported earnings for 2005 through 2009. Comparative Payout Ratios

Equity 722.9 LT Debt 438.4 ST Debt 228 Strong Financial Profile Equity 602.6 LT Debt 388.4 ST Debt 87.5

NJR's Business Model Focused Business Model Steady customer growth Constructive regulatory environment Rate base growth opportunities BGSS incentive Programs SAVEGREEN Programs Natural Gas Distribution Disciplined Capital Allocation Strong Financial Profile Consistent Earnings & Dividend Growth Focused Business Model Leveraging Relationships

487,000 retail customers $953 million of rate base 100 percent residential & commercial customers Favorable demographics to support customer growth Close proximity to New York City/Philadelphia Steady Customer Growth Steady Customer Growth NYC Phila. Atlantic City

New Conversions 1250 1241 2,491 new customers in the first six months of fiscal 2010 284 additional existing customer heat conversions New customers and existing customer conversions will contribute approximately $1.3 million of new NJNG gross margin annually Estimate 12,000 to 14,000 new customers over the next two years Residental Commerical Existing 665 581 68 Steady Customer Growth

NJNG Fuel Oil Propane Electricity 1.32 2.36 3.91 4.98 NJNG enjoys a distinct price advantage in its service area Fuel Price Comparison Data as of January 2010. Based on 100,000 comparable BTUs

2009-2013 9975 2013-Buildout 85741 2014-Build Out Non Heat 8326 On Main 39881 Off main 56162 Near Main 29750 New Customers = 95,716 Non-heat customers Non-gas off main Non-gas on main Conversions = 134,119 Sources: Arthur D. Little and Harte Hanks 2009-2013 Near main Future Growth Potential

Conservation Incentive Program extended Protects NJNG from variations in weather and usage 2008 rate case settlement Return on equity set at 10.3 percent Incentive programs Add 1 to 2 percent to ROE Accelerated Infrastructure Program (AIP) SAVEGREEN Project Constructive Regulatory Relationships

Conservation Incentive Program Extended by the BPU in January In place through September 30, 2013 Encourages customer conservation Protects NJNG gross margin from: Declining usage Weather Has saved over $135 million for customers since inception

Off-system sales and capacity release In place since 1992 Optimization of capacity contracts Sharing formula of 85 percent customer; 15 percent NJNG Storage Incentive (SI) In place since 2004 Promotes long-term price stability Promotes cost efficiencies Sharing formula of 80 percent customer; 20 percent NJNG Financial Risk Management (FRM) In place since 1997 Promote application of risk management techniques Sharing formula of 85 percent customer; 15 percent NJNG 2005 2006 2007 2008 2009 Customer savings 31 36 37 40 63 Shareowner margin 6 7 8 8 12 $37 $43 $75 September 30 $45 $48 BGSS Incentives

Accelerated Infrastructure Program (AIP) Approved by BPU on April 16, 2009 Investment of up to $70.8 million on infrastructure projects $3.5 million spent in FY2009 $44 million to be spent in FY2010 Creates or sustains up to 100 new jobs Rate recovery of program spending annually at WACC of 7.76 percent Will ensure the continued safe and reliable delivery of natural gas to our growing customer base

Objectives of the SAVEGREEN Filing Expansion of current SAVEGREEN Project Expands current energy-efficiency programs Supports economic development and job growth Offers residential customers a competitively priced leased solar product Proposed $102 million total expenditures Recovery through existing NJNG energy-efficiency rider Total earnings contribution of $4.8 million in first three years Assumes traditional rate-making assumptions and full participation Weighted average cost of capital of 7.76 percent Return on equity of 10.3 percent

SAVEGREEN Filing - Solar Program Economics Solar program Leased residential systems (15-year term) 10-year recovery period Value creation from three distinct revenue sources: Lease payments Investment Tax Credits SRECs Alliance model using third-party contractors for solar installations Mitigates energy-efficiency rider increases SREC market price risk shared across all customers

NJR's Business Model Disciplined Capital Allocation Strong Financial Profile Consistent Earnings & Dividend Growth Focused Business Model Residential Solar Programs Commercial solar projects and ground mount solar farms Residential and commercial service contracts, installations and repair services Clean Energy and Retail Services Disciplined Capital Allocation Strong Financial Profile Consistent Earnings & Dividend Growth Focused Business Model Leveraging Relationships

Clean Energy Strategy/Market Landscape Supports Federal and State initiatives to reduce greenhouse gas emissions Supports economic development value Job creation Reduced energy costs for businesses Business growth Provides the potential for long-term earnings growth Focus on moderately sized commercial solar project opportunities (roof top and ground mounted) Typical size of 0.5 to 5 megawatts Investments of $2 to $25 million Consideration for retail and wholesale energy transactions Reduces concentration risk Fits corporate investment strategy

Attractive Economics Three sources of cash flows Investment Tax Credits (ITC) Energy sales SRECs Tax credits reduce capital at risk 30 percent ITC in place through 2016 Premium SREC value in NJ Closed trading within NJ borders Higher trading prices than neighboring state programs Established Solar Alternative Compliance Payment (SACP) through 2017 Relatively short payback period (four to six years) Market cost of capital used to evaluate investment opportunities

NJRHS Residential Solar Program A solar lease program targeting up to 130 homes with no upfront cost to homeowner Investment of up to $4 million Return on Investment will come from four sources: SRECs Investment Tax Credits Available NJ Clean Energy Rebates Homeowner's lease payments Earnings impact of program will be dependent on construction installation timing, customer demand and product costs

NJR's Business Model Disciplined Capital Allocation Strong Financial Profile Consistent Earnings & Dividend Growth Focused Business Model Physical natural gas marketer Producer services Manage storage and transportation assets Synergistic midstream investment opportunities Wholesale Energy Services Disciplined Capital Allocation Strong Financial Profile Consistent Earnings & Dividend Growth Focused Business Model Leveraging Relationships

How NJRES Makes Money Contract with wholesale customers to deliver natural gas, together with reliable products and services Optimize transportation and storage capacity Manage other companies' assets Manage hedged positions Monetize volatility

NJRES Business Model Issues Value of capacity and transportation has been affected by changing markets and additional supplies Resulted in lower margins Strategy of no-speculation has proven correct Disciplined risk management Greater focus on Producer Services Storage remains a strategic focus

Producer Services Producer Services encompasses two distinct efforts Service Based New gas resource plays have created a growing need for small to mid-sized exploration and production companies to retain outside marketing services to ensure flow assurance Term gas supply purchase Management of pipeline and storage assets Nominations, scheduling and other operations functions Hedging and risk management Negotiation of gathering, processing, transport and other commercial agreements Asset Based NJRES focuses on producers with production where NJRES' transportation and storage assets bring added value Current efforts focused primarily on Marcellus Shale

Embedded demand fees Discounted commodity pricing Purchase natural gas from producers at a discounted price in areas where NJRES has capacity Asset management of producer capacity Managing and optimizing transportation capacity on a daily basis Fees and compensation for producer services Fixed fee for services Sharing percentage based on a market-based benchmark Current relationships with three largest producers in Marcellus Over 300,000 dth/day currently under contract Margin Opportunities from Producer Services

Up to 12 Bcf storage facility in southwestern Pennsylvania $122 million investment; 50/50 Joint Venture with Spectra Energy Contributed $1.3 million to first quarter NFE Steckman Ridge is expected to provide 2 to 6 percent of 2010 NFE Midstream Investments: Steckman Ridge

411-mile pipeline system running from the Canadian border at Waddington, NY to Long Island & NYC 78,100 HP of compression 1.2 Bcf/d of peak deliverability Commenced operations in 1991 Commenced operations in 1991 Commenced operations in 1991 Commenced operations in 1991 Commenced operations in 1991 Commenced operations in 1991 Commenced operations in 1991 2003 2004 2005 2006 2007 2008 2009 0.82 0.7 1 1.1 1.5 1.8 2.6 Midstream Investments: Iroquois Pipeline

We have: The fundamentals in place to increase NFE Customer growth AIP and SAVEGREEN Steckman Ridge NJR Energy Services Clean Energy Programs The ability to increase dividends A strong financial profile A collaborative relationship with regulators A track record of growth and consistent results A Record of Consistent Performance

New Investor Presentation April 27, 2010